Identica Holdings Corporation
(A Nevada corporation)

SUBSCRIPTION DOCUMENTS

Name of Subscriber: _______________________

Subscriber Number: _______________________

INSTRUCTIONS TO SUBSCRIBERS

Persons wishing to subscribe for a minimum of 1 unit and a maximum aggregate of 100 units, with each unit consisting of (i) one (1) $10,000 principal amount Series A Redeemable Convertible Debenture and (ii) warrants to purchase shares of common stock, par value $.001 (the Debenture and warrant hereinafter being referred to as a “Unit”), from Identica Holdings Corporation, a Nevada corporation (the “Corporation), are required to complete the documents in this package.

Please comply with the following instructions:

1. Please complete and sign the Subscription Agreement and Accredited Investor Suitability Questionnaire provided to you. In those cases in which the Units will be held in joint ownership, all parties must sign.

2. Your check or wire transfer in the amount of the investment should be made payable to the Company. All wire transfers should be sent to the Company in accordance with the wire transfer instructions attached hereto as Exhibit “A.”

SPECIAL SUBSCRIPTION INSTRUCTIONS AND CERTIFICATE

FOR CORPORATION, PARTNERSHIP AND TRUST SUBSCRIBERS

If the Subscriber is a corporation, partnership, trust or other entity, the following additional instructions must be followed. Information additional to that requested below may also be required in some cases.

1. Corporations, partnerships and trusts must have the Subscription Agreement completed and executed by the authorized corporate officer, general partner or trustee who is making the investment decision on behalf of the corporation, partnership or trust.

2. Corporations, partnerships and trusts must provide the following information:

(a) Corporations must attach a copy of their currently effective Articles of Incorporation.

(b) Partnerships must attach a copy of their currently effective partnership agreement, including the date of formation and a list of all the partners.

(c) Trusts must attach a copy of their currently effective trust instrument authorizing investments by trustee.

The authorized corporate officer, general partner or trustee must complete, date, and sign the Certificate set forth on page 9 hereof.

SUBSCRIPTION AGREEMENT

Name(s) of Subscriber(s):	Total Subscription Price:

__________________________

__________________________	$10,000 per Unit

Gentlemen:

1. Subscription. The undersigned (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from Identica Holdings Corporation, a Nevada corporation (the “Corporation”), one or more Units, with a minimum of 1 Unit and a maximum aggregate of 100 Units, in the principal amount set forth above in accordance with the terms of this Subscription Agreement (the “Subscription Agreement”).

2. Subscription Instruments. The Subscriber hereby tenders the following materials (the “Subscription Materials”), all of which have been duly completed and executed by the Subscriber:

a. A check or wire transfer, in the amount of the total subscription price, made payable to the Escrow agent. All wire transfers should be sent to the Escrow agent in accordance with the wire transfer instructions attached hereto as Exhibit “A.”;

b. One copy of this Subscription Agreement; and

c. One copy of the Accredited Investor Suitability Questionnaire.

3. Acceptance or Rejection of Subscription. The Subscriber understands and agrees that:

a. The Corporation in its sole discretion reserves the right to accept or reject this or any other subscription, in whole or in part, and in any order.

b. If this subscription is accepted, the proceeds delivered herewith shall be used to admit the subscribers whose subscriptions were accepted by the Corporation; and

c. If this subscription is rejected, the Subscription Documents and the subscription funds will be promptly returned to the Subscriber. No interest will be paid on any subscription funds.

4. Representations and Warranties. The Subscriber hereby represents and warrants to the Corporation as follows:

a. The Subscriber understands the business in which the Corporation will be engaged and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation and making an informed investment decision with respect thereto. He has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

b. The Subscriber and his attorneys, investment advisors, business advisors, tax advisors and accountants have had sufficient access to all documents and records pertaining to the Corporation and this proposed investment in the Units. Additionally, the Subscriber and all of his advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the Subscriber. The Subscriber and all of his advisors have had an opportunity to obtain any additional information which the Corporation possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished to the Subscriber, if any;

c. The Subscriber (i) has adequate means of providing for his current needs and possible personal contingencies and those of his family, if applicable, in the same manner as he would have been able to provide prior to making the investment in the Units, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time, and (iv) is presently able to afford a complete loss of such investment;

d. The Subscriber recognizes that an investment in the Units involves significant risks, including, without limitation, the potential loss of the Subscriber’s entire investment;

e. The Subscriber understands that none of the Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state in reliance upon exemptions therefrom for private offerings. The Subscriber understands that the Units must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available. All certificates evidencing the Subscriber’s ownership of the Units will bear a legend stating that the Units have not been registered under the Securities Act or state securities laws and they may not be resold unless they are registered under the Securities Act and applicable state securities laws or exempt therefrom.

f. The Units are being purchased solely for the Subscriber’s account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such Units. The Subscriber represents that he has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Units;

g. The Subscriber realizes that he may not be able to sell or dispose of any of the Units and that no market of any kind (public or private) may be available for any of the Units. In addition, the Subscriber understands that his right to transfer the Units will be subject to restrictions contained in applicable Federal and state securities laws;

h. All information which the Subscriber has provided to the Corporation concerning himself, his financial position and his knowledge of financial and business matters, including all information contained in this Subscription Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Corporation with such information;

i. The Subscriber’s principal residence (if subscriber is an individual) or principal business address, as applicable, is in the State of _______________, and the Subscriber has no present intention to move such residence or principal business address, as applicable, from such State;

j. Neither the Subscriber nor any of his advisors are relying on any financial projections in connection with determining the merits of an investment in the Units. The Subscriber understands and acknowledges that no representations concerning the accuracy of information or financial projections, if any, are being made and he and all of his advisors have completely disregarded such information or financial projections, if any, in determining whether to invest in the Units;

k. The Subscriber understands that the Corporation may at any time, in its sole discretion, arrange for additional indebtedness and the offer and sale of additional shares of its capital stock to current or additional shareholders, at such prices and in such amounts as it, in its sole discretion, may determine to be in the best interests of the Corporation;

l. The Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in Units generally;

m. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby; and

n. The Subscriber has significant prior investment experience, including investment in development stage companies whose securities are not listed or traded. The Subscriber is knowledgeable about investment considerations in development stage companies. The investment is a suitable one for the Subscriber.

5. The Subscriber understands and agrees that this subscription is subject to the following terms and conditions:

a. This subscription is irrevocable and the execution and delivery of this Agreement will not constitute an agreement between the Subscriber and the Corporation until this Agreement has been accepted by the Corporation;

b. The Corporation can, in it sole discretion, reject a subscription as soon as practicable after receipt of the Subscriber’s subscription. The Subscriber will be promptly notified by the Corporation as to whether his subscription has been accepted. If the Subscriber’s subscription is not accepted, his check or wire transfer amount (less any applicable bank charges) will be returned promptly and all of his obligations hereunder shall terminate; and

c. This subscription is not transferable or assignable, either before or after acceptance hereof by the Corporation, and the Units issuable on account of this subscription will only be issued in the name of, and delivered to, the Subscriber.

6. The representations, warranties and agreements made by the Subscriber herein have been made with the intent that they be relied upon by the Corporation for purposes of the Offering. The Subscriber further undertakes to notify the Corporation immediately of any change in any information supplied by the Subscriber. If more than one person is signing this Agreement, each representation, warranty and agreement shall be a joint and several representation, warranty and agreement of each such Subscriber.

7. The Subscriber unconditionally agrees to indemnify and hold the Corporation, its officers, directors, employees, agents and shareholders or any other person who may be deemed to control the Corporation, and any of their counsel and accountants, harmless from any loss, liability, claim, damage or expense (including, without limitation, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened), arising out of the inaccuracy of any of the Subscriber’s, or his attorney’s or agent’s representations, warranties or statements or the breach of any of the agreements contained herein.

8. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the State of Nevada, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding as described in this Section 8, and (iii) irrevocably submit to the jurisdiction of any federal or state court in the State of Nevada in any suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement.

9. Subscription. The Subscriber hereby subscribes for an aggregate price of $_________ and has provided a certified or bank cashier’s check or wire transfer for that amount payable to the Escrow Account.

TYPE OF OWNERSHIP:

Please check one:

_______________	Individual (One signature required)

_______________	Joint tenants with rights of survivorship (All parties must sign)

_______________	Tenants by the Entirety (Both parties must sign)

_______________	Tenants in common (All parties must sign)

_______________	Corporation (Authorized officer must sign)

_______________	Other Entity (Specify type) (Authorized party must sign)

EXACT REGISTRATION NAME(S) FOR SHARE(S)

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS

IN WITNESS WHEREOF, the Subscriber, intending to be legally bound, has executed this Subscription Agreement as of the ___ of ____________, 2005.

INVESTOR

Signature:_____________________________
Print Name:____________________________

INVESTOR

Signature:
Print Name:

SIGNATURE PAGE FOR CORPORATE INVESTORS

IN WITNESS WHEREOF, the Subscriber, intending to be legally bound, has executed this Subscription Agreement as of the ___ day of _____________, 2005.

_____________________________________
Name of Corporation

By:________________________________________
Signature of authorized representative

Title:_______________________________________
Title of authorized representative

SIGNATURE PAGE FOR PARTNERSHIP INVESTORS

IN WITNESS WHEREOF, the Subscriber, intending to be legally bound, has executed this Subscription Agreement as of the ___ day of ____________, 2005.

_____________________________________
Name of Partnership

By:___________________________________
Signature of general partner

Title:__________________________________
Title of additional general partner if required

SIGNATURE PAGE FOR TRUST INVESTORS

IN WITNESS WHEREOF, the Subscriber, intending to be legally bound, has executed this Subscription Agreement as of the ___ day of ____________, 2005.

_____________________________________
Name of Trust

By:___________________________________
Signature of Trustee

Title:__________________________________
Title of additional Trustee if required

CERTIFICATE FOR CORPORATE, PARTNERSHIP OR TRUST SUBSCRIBER

The Subscriber, an authorized officer, trustee or general partner of _____________________________________________, hereby certifies that:

(a) The Subscriber has been duly formed and is validly existing under the laws of the State of ____________, with full power and authority to invest in Identica Holding Corporation, a Nevada corporation; and

(b) The Subscriber’s Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and, upon the Corporation’s acceptance of the Subscriber’s subscription, the Subscription Agreement will constitute the valid, binding and enforceable agreement of the Subscriber.

Name of Subscriber

Signature of an authorized corporate officer,
general partner or trustee

Date	Title

ACCEPTANCE

IDENTICA HOLDINGS CORPORATION HEREBY ACCEPTS THE SUBSCRIPTION CONTAINED IN THIS SUBSCRIPTION AGREEMENT.

IDENTICA HOLDINGS CORPORATION

By:________________________________
Name:______________________________
Its:________________________________
Date:_______________________________

EXHIBIT “A”

WIRE INSTRUCTIONS

TO:	ESCROW ACCOUNT INFORMATION

ACCOUNT NUMBER:	________________________

ABA ROUTING NUMBER:	________________________

SWIFT CODE:	________________________

BANK:	________________________

BANK ADDRESS:	________________________

________________________

BANK CONTACT:	________________________

BANK CONTACT PHONE #:	________________________

IDENTICA HOLDINGS CORPORATION

ACCREDITED INVESTOR SUITABILITY QUESTIONNAIRE

Instructions. This Accredited Investor Suitability Questionnaire must be completed by each person who has indicated an interest in purchasing the Units. The purpose of this Accredited Investor Suitability Questionnaire is to permit the Corporation to determine whether each such person meets certain standards imposed by Federal and state securities laws.

If the answer to any question is “None” or “Not Applicable,” please so state.

Please complete, sign, date and return this Accredited Investor Suitability Questionnaire to the Corporation. Should there be any material change in the information contained herein prior to acceptance by the Corporation of your subscription for the Units, you must notify the Corporation or its authorized representative immediately.

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ACCREDITED INVESTOR SUITABILITY QUESTIONNAIRE

THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO IDENTICA HOLDINGS CORPORATION (THE “CORPORATION”) PRIOR TO THE PURCHASE OF UNITS FROM THE CORPORATION.

INSTRUCTIONS:

If the answer to any question is “None” or “Not Applicable,” please so state.

Your answers will, at all times, be kept strictly confidential; however, you agree that the Corporation may present this Questionnaire to such persons as it deems appropriate in order to ensure that the offer and sale of Units to you will not result in violation of the exemption from registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states. The representations contained herein are being relied upon by the Corporation in connection with this offering.

(Print or type your responses)

1.	Name: _________________________________________________________________

Date of birth or year of organization: _________________________________________

2.	Home address or, if other than an individual, principal office address:

_______________________________________________________________________

_______________________________________________________________________

3.	I am subscribing for $_____________________________________________________

4.*	Employer: _____________________________________________________

Nature of business: _____________________________________________________

Position: _____________________________________________________

Nature of duties: _______________________________________________

Business address: _______________________________________________

Business telephone number: _______________________________________________

*This question is to be answered if the investor is an individual.

5.
In the case of any individual investor, I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Act) because I certify that (check all appropriate descriptions that apply):

(a)	_____	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.[1]

(b)	_____	I am a natural person who had individual income exceeding $200,000 in 2003 and 2004 and I have a reasonable expectation of reaching the same income level in 2005.[2]

(c)	_____	I am a natural person who had joint income with my spouse exceeding $300,000 in 2003 and 2004 and I have a reasonable expectation of reaching the same income level in 2005, as defined above.

(d)	_____
I am a director or executive officer of the Corporation. (Executive officer means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policy-making functions for the Corporation).

6.	In the case of any partnership, corporation, trust and other entity investor, the Subscriber certifies that (check one):

(a)[3]	_____	Each equity owner of the investor is an Accredited Investor because:

(i)
The equity owner of the investor is a natural person who had an individual income (exclusive of any income attributable to his or her spouse) in excess of $200,000 (or joint income with that of his spouse in excess of $300,000) in each of 2003 and 2004 and reasonably and fully expects to have an individual income in excess of $200,000 (or joint income with that of his spouse in excess of $300,000) in 2005. “Individual income” is defined in item 5(b) above;

(ii)
The equity owner is a natural person who has an “individual net worth” (or who, with his or her spouse, has a combined individual net worth) in excess of $1,000,000. “Individual net worth” is defined in item 5(a) above;

(iii)	The equity owner is a director or executive officer of the Corporation;

1  For purposes of this item, “individual net worth” means the excess of total assets at fair-market value, including home and personal property (and including property owned by a spouse), over total liabilities.
2 For purposes of this questionnaire, “individual income” means individual annual adjusted gross income, as reported for federal income tax purposes, plus: (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.
3 An investor initiating this paragraph must provide a questionnaire from each of its equity owners. If the investor is a trust, only a trust which is revocable and which may be amended at the sole discretion of its grantor is eligible to qualify as an accredited investor under this item 6(a). The grantors of the trust are deemed to be the equity owners of the trust and each grantor must provide a questionnaire.

(iv)
The equity owner is one of: (a) a bank as defined in Section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; (b) an insurance company as defined in Section 2(13) of the Act; (c) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (d) a Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (e) an employee-benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which such plan fiduciary is either a bank, insurance company, or registered investment adviser, or if the employee-benefit plan has total assets in excess of $5,000,000; or

(v)	The equity owner is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(b)	_____
That the investor is one of: (i) a bank as defined in Section 3(a)(2) of the Act whether acting in its individual or fiduciary capacity; (ii) an insurance company as defined in Section 2(13) of the Act; (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; (iv) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (v) an employee-benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, and the plan fiduciary is either a bank, insurance company or registered investment adviser, or if the employee-benefit plan has total assets in excess of $5,000,000.

(c)	_____	That the investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(d)	_____
That the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000.

(e)	_____	That the investor is a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000.

(f)	_____
That the investor is a trust, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Regulation D.

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SIGNATURE PAGE FOLLOWS

The Subscriber certifies that the foregoing responses are true, complete and accurate to the best of the Subscriber’s knowledge and belief. The Subscriber will provide such further information as may be requested by the Corporation to verify this response. The Subscriber will notify the Corporation in writing regarding any material change to this response prior to the closing of the purchase of all Units from the Corporation. Absent such notification, the issuance of Units in the name of the Subscriber shall be deemed to be an automatic affirmation by the Subscriber of the truth and accuracy of the statements and information set forth above.

Date	Type or Print Name of Prospective Investor

Signature of Prospective Investor or Authorized Signatory
of Entity Investor, as applicable

Title of Authorized Signatory of Entity Investor
(if applicable)